Exhibit 10.1
                                      BB&T
                                 LOAN AGREEMENT


      This Loan Agreement (the "Agreement") is made this 7th day of April, 1999, by and between BRANCH BANKING AND TRUST COMPANY, a banking association organized and existing under the laws of North Carolina ("Bank"), and:

       _____________________________, _________________________________, and
_______________________, individuals residing in the State of
_____________________ (collectively "Borrower"), d/b/a__________________________

      ____________________________________, a ________________  general  limited partnership(s) ("Borrower"), having principal offices in_______________________.
      Embrex, Inc., a corporation(s) organized under the laws of North Carolina ("Borrower"), having principal offices in Durham, North Carolina.
      ____________________________________, a limited liability company partnership organized under the laws of __________________________ ("Borrower"), having principal offices in ______________________________________________
      ___________________________________________________ and _________________
___________________________________________ ("Guarantor").

      The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s):

      Term Loan ("Loan #1") in the principal amount of $__________________ for the purpose of________________________________________________________________
to be evidenced by the Borrower's Promissory Note dated ______________, ________, payable in _________ consecutive equal __________________ principal installments in the amount of $_____________ plus accrued interest or installments of principal and interest in the amount of $______________________, commencing on the _________ day of ___________, _______, and the _________ day
of each _________ thereafter through _______________, _______. Loan #1 shall mature on __________________, _____, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Loan #1 shall bear interest at a rate at all times equal to ______% per annum or ________% per annum above the Bank's Prime Rate adjusted daily monthly quarterly and shall be secured by ________________
_______________________________________________________________________________.
      Line of Credit ("Loan #3") in principal amount not to exceed $6,000,000.00 in the aggregate at any one time outstanding for the purpose of providing a working capital line of credit to be evidenced by the Borrower's Promissory Note dated April 7, 1999 maturing October 2, 2000, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prior to maturity or the occurrence of any Event of Default hereunder the Borrower may borrow, repay, and reborrow hereunder through maturity. Loan #3 shall bear

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interest at a rate at all times equal to _________% per annum or 2.00% per annum above the Bank's LIBOR Rate, adjusted daily monthly quarterly and shall be secured by (See Exhibit A).
      ________________ ("Loan #3") in the principal amount not to exceed $____________, for the purpose of______________________________________________
to be evidenced by the Borrower's Promissory Note dated ___________, ______, maturing on ____________, _________, when the entire principal balance then outstanding plus accrued interest thereon shall be paid in full. Loan #3 is repayable_____________________________________________________________________
________________________________________________________________. Loan #3 shall bear interest at a rate at all times equal to _________% per annum or ______%
per annum above the Bank's Prime Rate, adjusted daily monthly quarterly and shall be secured by
________________________________________________________________________________
____________________________________________________________.
      Additional terms of Loan #__________________ are described in Schedule "_____" attached hereto.

Section 1:  Conditions Precedent
--------------------------------

      The Bank shall not be obligated to make any disbursement until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items, all in form and substance satisfactory to the Bank and the Bank's counsel in their sole discretion:

1.01. Note(s): The Note(s) evidencing Loan #(s) 00003 duly executed by the Borrower.
1.02. Deed(s) of Trust: The Deed(s) of Trust in which Borrower shall grant to Bank a deed of trust lien on the Borrower's real property securing the Note(s) ("Mortgaged Property"). The Deed(s) of Trust shall be junior to prior lien(s) not to exceed $______________ in the aggregate.
1.03. Assignment of Leases and Rents: The Assignment of Leases and Rents in which the Borrower shall assign to Bank all existing and thereafter arising leases on the Mortgaged Property and the rents and profits therefrom.
1.04. Title Insurance: A Standard ALTA mortgagee policy from a company or companies approved by the Bank, providing coverage for the full principal amount of the Note(s) which are secured by the Deed(s) of Trust and containing no title exceptions not approved by the Bank and Bank's counsel.
1.05. Title Opinion: A favorable opinion of title from legal counsel acceptable to the Bank certifying that the Borrower has good and marketable fee simple title to the Mortgaged Property and that the Deed(s) of Trust granted to the Bank constitutes a first priority lien thereon without exceptions, except as are acceptable to the Bank and the Bank's counsel.
1.06. Survey: A certified copy of a recent survey of the Mortgaged Property prepared by a registered land surveyor or Civil Engineer.
1.07. Flood Hazard Certification: Evidence satisfactory to Bank and Bank's counsel as to whether the Mortgaged Property is located within an area identified as having "special flood hazards" as such term is used in the Federal Flood Disaster Protection Act of 1973.
1.08. Environmental Audit Report: A favorable "Phase I" unedited environmental audit covering the Mortgaged Property from an independent environmental engineering firm satisfactory to Bank which reflects that no hazardous waste, toxic substances, or other

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    pollutants have contaminated the Mortgaged Property or, if the Mortgaged
    Property has been so contaminated, that is has been satisfactorily cleaned up in accordance with all Environmental Laws. The Bank shall be fully authorized to discuss all aspects of the audit with the engineering firm.
1.09. Security Agreement: A Security Agreement in which Borrower shall grant to Bank a first lien and security interest in the Borrower's specified personal property securing the Note(s). (If Bank will be a junior lienholder on any personal property, Borrower must fully disclose to Bank any and all prior liens, and Bank must specifically approve its junior lien position as an exception to standard loan policy.) If checked here, a favorable opinion is required from legal counsel acceptable to Bank regarding the priority of Bank's lien position.
1.10. UCC Financing Statements: Acknowledged copies of UCC Financing
   Statements (UCC-1) duly filed in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interest granted in the Security Agreement, and certified copies of Requests For Information (UCC-1) identifying all previous financing statements on record for the Borrower from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement, unless prior approval has been given by Bank.
1.11. Commitment Fee: A commitment fee of $ see below payable to the Bank on the date of execution of the Loan Documents, unless a schedule follows: one eighth (1/8) of one percent (1.00%) of the unused portion of the line shall be payable annually in arrears.
1.12. Corporate Resolution: A Corporate Resolution from the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.
1.13. Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all certified by the Secretary of State of the State of the Borrower's incorporation.
1.14. By-Laws: A copy of the By-Laws of the Borrower, certified by the Secretary of the Borrower as to their completeness and accuracy.
1.15. Certificate of Incumbency: A certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.
1.16. Certificate of Good Standing: A certification of the Secretary of State of the State of the Borrower's Incorporation or Organization as to the good standing of the Borrower and its charter documents on file.
1.17. Opinion of Counsel: A favorable opinion of counsel for the Borrower satisfactory to the Bank and Bank's counsel, that:
        (i) The representations and warranties of the Borrower set forth in Sections 2 and 6 of the Agreement are true and correct in all respects.
       (ii) The Loan Documents have been duly executed and delivered by the Borrower and Guarantor, and constitute the legal, valid, and binding obligations of the Borrower and Guarantor, enforceable in accordance with their respective terms.
      (iii) No registration with, consent of, approval of, or other action by any Federal, State, or other governmental authority or regulatory body to the execution and delivery of the Loan Documents is required by law, or, if so required, such registration has been made, and consent or approval given, or such other appropriate action taken.
       (iv) The loan transactions entered into pursuant to this Agreement are not usurious.

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        (v) To such additional matters as the Bank may reasonably request.
1.18. Guaranty: Guaranty Agreement(s) duly executed by_______________________ _______________________ (jointly and severally the "Guarantor"). In addition the Guarantor covenants and agrees to provide the Bank with appropriate financial information including tax returns, a balance sheet and income information satisfactory to the Bank not less often than annually.
1.19. Assignment of Life Insurance Policy: An Assignment of Life Insurance Policy on the life of ____________________________ in the amount of $____________________.
1.20.  Partnership Agreement:  A copy of the Borrower's Partnership Agreement.
1.21. Declaration of Partnership: A Declaration of Partnership from the partners authorizing the execution, delivery and performance of the Loan Documents on or in a form provided by or acceptable to Bank.
1.22. Assignment of Savings Account(s)/Savings Instrument(s): Assignment of Savings Account(s)/Savings Instrument(s) in which Borrower shall assign to Bank savings account(s) and/or savings instrument(s) in the amount of at least $____________ as collateral for the Note(s).
1.23. Stock Certificate(s) and Assignment(s) Separate from Certificate(s):
   Stock certificate(s) for all shares of stock pledged by Borrower as collateral for the Note(s) and a signed Assignment Separate from Certificate for each stock certificate.
1.24. Appraisal(s): Two (2) copies of an appraisal of the estimated market value of the real and/or personal property offered as collateral for the Loan(s) referenced herein. The appraisal(s) must be addressed to the Bank and must conform to the Uniform Standards of Professional Appraisal Practice ("USPAP") adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from the USPAP must be explained in the appraisal(s). The appraiser(s) must be licensed and/or certified if required by applicable Federal Deposit Insurance Corporation regulations or state laws.
1.25. Declaration of Limited Liability Company or Limited Liability
   Partnership: A Declaration from the members authorizing the execution, delivery and performance of the Loan Documents on or in a form provided by or acceptable to Bank.
1.26. Operating Agreement: A copy of the Borrower's Operating Agreement, certified by a Manager of the Borrower as to its completeness and accuracy.
1.27. Articles of Organization: A copy of the Articles of Organization and all other organizational documents of the Borrower, all certified by the Secretary of State of the State of the Borrower's organization.
1.28. Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.

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Section 2:  Representations and Warranties
------------------------------------------

The Borrower and Guarantor represent and warrant to Bank that:

2.01 Financial Statements. The balance sheet of the Borrower and its subsidiaries and the related Statements of Income and Retained Earnings of the Borrower and its subsidiaries, the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Borrower and its subsidiaries as of the dates thereof, including all contingent liability of every type, and the financial condition of the Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof. Guarantor also makes the same representations and warranties as the Borrower concerning its financial statements and condition.
2.02 Capacity and Standing. If the Borrower and/or the Guarantor is a corporation, LLC, or LLP, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation, it and its subsidiaries are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their respective boards of directors to make and perform the obligations under the Loan Documents.
2.03 No Violation of Other Agreements. The execution of any of the Loan Documents, and the performance by the Borrower thereunder will not violate any provision of its articles of incorporation or by-laws, or of any law, other agreement, indenture, note, or other instrument binding upon the Borrower or Guarantor, or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor.
2.04 Authority. All authority from and approval by any governmental body, commission, or agency, whether federal, state, or local necessary to the making, validity, or enforceability of this Agreement or the other Loan Documents has been obtained.
2.05 Asset Ownership. The Borrower and Guarantor have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements.
2.06 Discharge of Liens and Taxes. The Borrower, its subsidiaries, and Guarantor have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve for the payment thereof is being maintained.
2.07 Regulation U. None of the proceeds of the loan(s) made pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.
2.08 ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no "Reportable Event" nor "Prohibited Transaction" (as

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     defined by ERISA) has occurred with respect to any such plan.
2.09 Litigation. There is no pending or threatened action or proceeding against or affecting the Borrower, any of its subsidiaries, or the Guarantor before any court, commission, governmental agency, whether State or Federal, or arbitration which may materially adversely affect the financial condition, operations, properties, or business of the Borrower, any such subsidiary, or the Guarantor, or the ability of the Borrower or the Guarantor to perform its obligations under the Loan Documents.
2.10 Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantor respectively and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

Section 3:  Affirmative Covenants
---------------------------------

      The Borrower covenants and agrees that from date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, it will:

3.01 Maintain Existence. Preserve and maintain its existence and good standing in the state of its organization, and qualify and remain qualified as a foreign corporation, LLC, or LLP in each jurisdiction in which such qualification is required.
3.02 Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Borrower.
3.03 Maintain Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.
3.04 Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.
3.05 Maintain insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, which insurance may provide for a reasonable deductible. The Bank shall be named as loss payee on all policies which apply to the Bank's collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.
3.06 Comply with Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.
3.07 Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time, to examine and make copies of the records and books of account of, and visit the properties of the Borrower, and to discuss such matters with any officers, directors, and the Borrower's independent accountant as the Bank deems necessary.

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3.08 Reporting Requirements.  Furnish to the Bank:
(1) Monthly Quarterly Financial Statements: As soon as available and not more than sixty (60) days after the end of each quarter, balance sheets, statements of income and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer of the Borrower.
(2) Annual Financial Statements: As soon as available and not more than ninety (90) days after the end of each fiscal year, balance sheets, statements of income and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better:
         compiled   reviewed   audited.
(3) Loan Base Report: On or before the N/A day of each month, a Loan Base Report in a form acceptable to Bank signed by the President or chief financial officer of the Borrower.
(4) Notice of Litigation: Promptly after the receipt by the Borrower of notice or complaint of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower.
(5) Tax Returns: As soon as available each year, copies of all state and federal tax returns filed by Borrower.
(6) Other Information: Such other information as the Bank may from time to time reasonably request.
3.09 Deposit Accounts. Maintain substantially all of its demand deposit accounts with the Bank. If checked here , Borrower will be subject to the compensating deposit account requirements described in attached Schedule "AA."
3.10 Lines of Credit To Builders and/or Construction Loans. Additional terms, conditions, and covenants of this Agreement are described in Schedule "BB" Schedule "CC" attached hereto.

Section 4:  Financial Covenants
-------------------------------

   The Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall at times maintain the following financial position and ratios all in accordance with GAAP unless otherwise specified:

  4.01 Current Ratio. A ratio of total current assets to total current liabilities of not less than 1.50 to 1.00.
  4.02 Quick Ratio. A ratio of the total of cash plus readily marketable United States securities plus commercial paper rated A-1 by Standard & Poors Corporation plus trade accounts receivable not more than ________________ (____) days past due to total current liabilities of not less than __________ to ___________.
  4.03 Working Capital. The difference between total current assets and total current liabilities shall not be less than $___________.
  4.04 Tangible Net Worth. A minimum tangible net worth of not less than $15,000,000.00.
  4.05 Debt to Worth. A ratio of total liabilities to tangible net worth of not greater than

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        ____________ to ______________________.
  4.06 Cash Flow Ratio. A ratio of Net Income after taxes plus depreciation plus amortization to long-term debt payments (excluding interest due) within the next twelve (12) months of at least 1.50 to 1.00. This ratio will be calculated based only on the fiscal year-end financial statements.
  4.07 Capital Expenditures Limitation. Expenditures for fixed assets in any fiscal year shall not exceed in the aggregate the sum of $______________________ without the prior written consent of the Bank.
  4.08 Other. Such other financial covenants listed on Schedule "_______" hereto.

Section 5:  Negative Covenants
------------------------------

      The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the
Bank:

5.01 Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to any of its properties, now owned or hereafter acquired, except:
        (a) Liens in favor of the Bank;
        (b) Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;
        (c) Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;
        (d) Liens on ________________________________, securing an obligation to
            ________________________________________ not to exceed $_________, or described on Schedule "_______" hereto.
        (e) Purchase Money Liens on any property hereafter acquired, provided that such lien shall attached only to the property acquired.
5.02 Debt. Create, incur, assume, or suffer to exist any debt, except:
        (a) Debt to the Bank;
        (b) Debt presently outstanding and shown on the most recent financial statements submitted to the Bank;
        (c) Accounts payable to trade creditors incurred in the ordinary course of business;
        (d) Debt secured by purchase money liens as outlined above in Section 5.01(e);
        (e) Additional debt not to exceed $_________________________.
5.03 Mergers. Merge or consolidate with or sell, assign, lease, or otherwise dispose of all or substantially all of its assets to any person, or acquire all or substantially all of the assets or the business of any person.
5.04 Leases. Create, incur, assume, or suffer to exist any leases, except:
        (a)Leases presently outstanding and showing on the most recent financial statement submitted to the Bank;
        (b) Operating Leases for machinery and equipment which do not in the aggregate require payments in excess of $_____________________ in any fiscal year of the Borrower.
5.05 Dividends. Declare or pay any dividends; or purchase or redeem, retire or otherwise acquire any of its capital stock now or hereafter outstanding in excess of $________________ in any fiscal year of the Borrower.

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5.06 Salaries. Salaries and any other cash compensation to owners/officers shall be limited as follows: N/A.
5.07 Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any person, except guaranties by endorsement of negotiable instrument for deposit or collection or similar transactions in the ordinary course of business.
5.08 Loans.  Loans to owners/officers shall be limited as follows: N/A.
5.09 Sale of Assets. Sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business.
5.10 Transfer of Ownership. If Borrower is a corporation, transfer or sell more than 10% of the total number of shares of stock in Borrower prior to the maturity of the Note(s).
5.11 Other. Such other negative covenants listed on Schedule "______" hereto.

Section 6:  Hazardous Materials and Environmental Compliance
------------------------------------------------------------

6.01 Investigation. Borrower hereby certifies that it has exercised due diligence, to ascertain whether its real property, including without limitation the Mortgaged Property, is or has been affected by the presence of asbestos, oil or oil products, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials, as defined in applicable Environmental Laws. Borrower represents and warrants that there are no such materials contaminating its real property, nor have any such materials been stored on or improperly disposed of on its real property. Borrower hereby agrees that it shall not permit any such contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on its property which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of hazardous materials on the Mortgaged Property, including allowing Bank access to the Mortgaged Property, and access to Borrower's employees having knowledge of, and to files and records within Borrower's control relating to the existence, storage or discharge of hazardous materials on the Mortgaged Property.
6.02 Compliance. Borrower agrees to comply with all applicable Environmental Laws, rules and regulations, including, without limitation, all those relating to hazardous materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any hazardous or toxic materials released on the Mortgaged Property and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.
6.03 Remedial Action. Bank shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of hazardous or toxic materials on the Mortgaged Property and to add any expenditures so made to the principal indebtedness secured by the Deed(s) of Trust. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants and obligations contained in this Section 6, or resulting from the recording of the Deed(s) of Trust.
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Section 7:  Events of Default
-----------------------------

     The following shall be Events of Default by Borrower or Guarantor:

7.01 *The failure to make prompt payment of any installment of principal or interest on the Note(s) when due or payable; or
7.02 Any representation or warranty made in the Loan Documents which shall prove to be false or misleading in any material respect; or
7.03 Any report, certificate, financial statement or other document furnished prior to the execution of or pursuant to the terms of this Agreement shall prove to be false or misleading in any material respect; or
7.04 *The Borrower or Guarantor shall default on the performance of any other obligation when due or in the performance of any obligation incurred for money borrowed; or
7.05 The breach of any covenant, condition, or agreement made by the Borrower or Guarantor under the Loan Documents; or
7.06 If a custodian shall be appointed for or take possession of any or all of the assets of the Borrower or Guarantor, or should the Borrower or Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, any proceeding to dissolve the Borrower or Guarantor, any proceeding to have a receiver appointed, or should the Borrower or Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution or other judicial seizure of all or any portion of the Borrower's or Guarantor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or
7.07 Final judgment for the payment of money shall be rendered against the Borrower or Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed; or
7.08 The dissolution or termination of the existence of either the Borrower or Guarantor; or
7.09 The Borrower or Guarantor shall become a debtor (as the term "debtor" is defined in the U.S. Bankruptcy Code), whether voluntarily or involuntarily; or
7.10 Should the Bank in good faith deem itself, its liens and security interests, if any, or any debt hereunder unsafe or insecure, or should the Bank believe in good faith that the prospect of payment or other performance by the Borrower or Guarantor is impaired; or
7.11 Should any lien or security interest granted to bank to secure payment of the Note(s) terminate, fail for any reason to have the priority believed by Bank on the date granted, or become unperfected for any reason.
7.12 If any Guaranty given in connection with the Loan is terminated.
7.13 ___________________________________________________________________________
     ______________________________________________________________
*  See Addendum Number 2 to Loan Agreement

Section 8:  Remedies Upon Default
---------------------------------

     Upon the occurrence of any of the above listed events of default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

8.01 Declare the balance of the Note(s) to be immediately due and payable, both as to principal and

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     interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and Guarantor, and such balance shall accrue interest at the Default Rate.
8.02 Require the Borrower or Guarantor to pledge additional collateral to the Bank from the Borrower's or Guarantor's assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's sole discretion;
8.03 Take immediate possession of and foreclose upon any or all collateral including real and personal property, which may be granted to the Bank as security for the indebtedness and obligations of Borrower under the Loan Documents;
8.04 Exercise other rights and remedies as the Bank may be provided in the Loan Documents, as a secured party under the North Carolina Uniform Commercial Code, or as provided by law.
8.05 Any obligation of the Bank to advance funds under the Note(s) and all other obligations (if any) of the Bank shall immediately cease and terminate unless and until Bank shall reinstate in writing.

Section 9:  Miscellaneous Provisions
------------------------------------

9.01 Definitions.
     (a) "Borrowing Base" shall mean the lesser of (i) $N/A or (ii) the Total Available Loan Base shown on the Loan Base Report furnished by Borrower to Bank on or before the N/A day of each month as long as this Agreement shall remain in force. The percentages of acceptable collateral, as defined by Bank, which will be used to determine the Total Available Loan Base, shall be the following: Inventory - N/A%; Accounts Receivable - N/A%.
     (b) "Default Rate" shall mean a rate of interest equal to Bank's Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank's sole discretion, to all sums owing, including principal and interest, on such date.
     (c) "Environmental Laws" shall mean all federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Sedimentation Pollution Control Act ( N.C.G.S. Sections 113A-5 et seq.), the Hazardous Chemicals Right to Know Act (N.C.G.S. Sections 95-173 et seq.), the Oil Pollution and Hazardous Substances Control Act (N.C.G.S. Sections 143-215.75 et seq.), the North Carolina Solid Waste Management Act (N.C.G.S. Sections 130A-290 et seq.), and the Coastal Area Management Act (N.C.G.S. Sections 113-a-119 et seq.), as such laws or regulations have been amended or may be amended.
     (d) "Loan Documents" shall mean this Agreement, the Note(s), the Deed(s) of Trust, the Security Agreement(s), all UCC-1 Financing Statements, the Guaranty Agreement(s), commitment letter(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefor.

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

     (e) "Person" shall mean an individual, partnership, corporation, trust, incorporated organization, LLC, LLP, association, joint venture, or a government agency or political subdivision thereof.
     (f) "GAAP" shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.
     (g) "Prime Rate" shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit.

9.02 Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.
9.03 Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the state of North Carolina.
9.04 Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege which may be provided by law.
9.05 Modification. No modification, amendment or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.
9.06 Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower's payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.
9.07 Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.
9.08 Attorneys Fees. In the event the Borrower or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower and Guarantors agree to pay the reasonable attorneys' fees of the Bank and all related costs that may be reasonably incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys fees and costs whether or not any suit or proceeding commences.
9.09 Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become

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

     immediately due and payable to Bank, and shall have benefit of and be secured by the collateral. The Bank shall be under no duty or obligation whatever with respect to any of the foregoing expenditures.
9.10 Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any loans made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.
9.11 Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by N.C.G.S. ss.24.1.1.
9.12 Conflicting Provisions. If provisions of this Agreement shall be construed to conflict with any terms or provisions of the Note(s), the provisions of the Note(s) shall take priority over any provisions in the Agreement.
9.13 Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the President or any Vice President of either party hereto at their respective offices at the banking offices of the Bank in 505 S. Duke Street, Durham, North Carolina, and at the offices of the Borrower in 1035 Swabia Court, Durham, NC 27703 when sent by certified mail and return receipt requested.
9.14 Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Superior Court in Wilson County, North Carolina, or the United States District Court for the Eastern District of North Carolina, or in such other appropriate court and venue as Bank may choose as its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.
9.15 Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
9.16 Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

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


      IN WITNESS WHEREOF, the Borrower and Guarantor have caused this Agreement to be duly executed all as of the date first above written.

Witness: _____________________________    _______________________________(Seal)

Witness:______________________________    _______________________________(Seal)

Witness:______________________________    _______________________________(Seal)

                                          ____________________________________


                                          a _____________ partnership, LLC, or
LLP

Witness:______________________________    By:____________________________(Seal)
                                                (General Partner or Manager)

                                                   Embrex, Inc.
                                             -----------------------------
                                                Name of Corporation

Attest:  /s/ Don T. Seaquist                 By:  /s/ Randall L. Marcuson
      --------------------------------          --------------------------
(Corporate Seal)
                                          Title: President
                                                --------------------------

Witness:______________________________    _______________________________(Seal)
                                                Guarantor

Witness:______________________________    _______________________________(Seal)
                                                Guarantor

                                          BRANCH BANKING & TRUST COMPANY

Attest: /s/ Nancy  G. Frost                   By:  /s/ Jeff Stoddard
       -------------------------------           ------------------------------
        Assistant Secretary
(Corporate Seal)
                                          Title: Vice President
                                                -------------------------------

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


                                    EXHIBIT A



All of Debtor's now owned or existing or hereafter acquired (i) inventory; (ii) accounts, chattel paper and contract rights that arise or result from Debtor's sale or lease of goods or equipment or services rendered in the ordinary course of its business, including without limitation pursuant to Debtor's INOVOJECT(R) Egg Injection System Lease, Limited License, Supply and Service Agreements ("Agreements"); (iii) general intangibles comprised of rights to payment that arise or result from Debtor's license of patents in the ordinary course of its business, including without limitation pursuant to the Agreements; and (iv) proceeds of the foregoing.

County:  Durham
       -----------------

State:   North Carolina
      ------------------


I, Colleen S. Loree , a Notary Public for said County and State, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that _____he is the _____________________ Secretary of Embrex, Inc. Corporation,

and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ____________________

President, sealed with its corporate seal, and attested by __himself as its

____________________ Secretary.


Witness by hand and notarial seal, this __7th_______ day of ___April___, 1999.

My Commission Expires: April 15, 2001



    /s/ Colleen S. Loree
------------------------------
Notary Public



                                   Seal/Stamp
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


                       ADDENDUM NUMBER 2 TO LOAN AGREEMENT

        THIS ADDENDUM NUMBER 2 amends and supplements the Loan Agreement dated_____________________, 1999 between Embrex, Inc. ("Borrower") and Branch Banking and Trust Company ("Bank").

ADDITIONAL PROVISIONS REGARDING EVENTS OF DEFAULT:

      1. Amendment to Section 7.01: Borrower shall have ten (10) business days from the date that it receives written notification from Bank of an Event of Default pursuant to Section 7.01 to cure such Event of Default.

      2. Amendment to Section 7.04: Notwithstanding the language of Section 7.04 or anything else in the Loan Documents to the contrary, defaults by the Borrower on the performance of any other obligation when due or in the performance of any obligation incurred for money borrowed shall not be an Event of Default under any of the Loan Documents unless such defaults are with respect to obligations that in the aggregate exceed $100,000.

                                    EMBREX, INC.


Attest:  __________________________ By:  ______________________________________

(Corporate Seal)                    Title:      __________ President


                                    BRANCH BANKING AND TRUST COMPANY


Attest:  __________________________ By:  ______________________________________

(Corporate Seal)                    Title:      __________ President

County:     _________________________

State:      _________________________


I, _________________________________________, a Notary Public for said County and State, do hereby certify that _____________________________ personally came before me this day and acknowledged that ___he is the ______________ Secretary of Embrex, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____________ President, sealed with its corporate seal, and attested by _____self as its Secretary.


Witness my hand and notarial seal, this ____ day of ________________, 1999.

My Commission Expires:  __________________________________

__________________________________________________________

Notary Public

Seal/Stamp

County:     _________________________

State:      _________________________


I, _________________________________________, a Notary Public for said County and State, do hereby certify that _____________________________ personally came before me this day and acknowledged that ___he is the ___________________ of

Branch Banking and Trust Company, a North Carolina banking corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____________ President, sealed with its corporate seal, and attested by _____self as its _________________.


Witness my hand and notarial seal, this ____ day of ________________, 1999.

My Commission Expires:  __________________________________

__________________________________________________________

Notary Public

Seal/Stamp


19